Exhibit 99.1

Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 17 September 2020 CatalystBiosciences.com © Catalyst Biosciences

Forward looking statements This presentation includes forward-looking statements that involve substantial risks and uncertainties All statements included in this presentation, other than statement of historical facts, are forward-looking statements. Forward-looking statements include statements about the potential benefits of products based on Catalyst’s engineered protease platform; potential markets for and advantages of MarzAA and DalcA; plans in Q4 2020 to enroll a pivotal Phase 3 registration study of MarzAA , initiate a Phase 1/2 trial in FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra and initiate a pivotal non-human primate study of CB 2679d-GT; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; potential markets for our anticomplement and gene therapy programs; potential payments from Biogen; plans to declare a development candidates in our systemic complement program in Q4 2020; the superiority of CB 2679d-GT over other gene therapy candidates; and the Company’s collaboration with Biogen for the development and commercialization of pegylated CB 2782 for the potential treatment of geographic atrophy-associated dry age-related macular degeneration (AMD). Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of the novel coronavirus (COVID-19) outbreak and other factors, that trials may not have satisfactory outcomes, that additional human trials will not replicate the results from earlier trials, that potential adverse effects may arise from the testing or use of DalcA or MarzAA, including the generation of neutralizing antibodies, which has been observed in patients treated with DalcA, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate Catalyst’s agreement, competition and other risks described in the “Risk Factors” section of the Company’s quarterly report filed with the Securities and Exchange Commission on August 6, 2020, and in other filings with the Securities and Exchange Commission. The Company does not assume any obligation to update any forward-looking statements, except as required by law. © Catalyst Biosciences

Catalyst Biosciences – Protease medicines Protease engineering platform Late-stage asset SQ Marzeptacog alfa (activated) MarzAA (FVIIa) Phase 3 in 2020 Hemophilia SQ MarzAA (FVIIa) SQ Dalcinonacog alfa – DalcA (FIX) Factor IX Gene Therapy Factor Xa Complement IVT Anti-C3 Dry AMD CB 2782-PEG SQ Systemic Complement Inhibitors © Catalyst Biosciences

Harnessing the catalytic power of proteases One protease molecule activates or inactivates 1000s of target molecules Therapeutic Protease Target Protein Specific Cleavage Site An adaptable protease platform Functionally enhanced natural proteases (FVIIa, FIX) Engineered novel protein degraders (Anti-C3) Extended half-life variants Increased potency Proven efficacy of clinical stage assets Advantages Quick & simple SQ dosing for systemic use Less frequent intravitreal dosing in ophthalmology Low vector dose gene therapy constructs Ideal for high concentration drug targets or controlling amplification cascades © Catalyst Biosciences

Pipeline

Hemostasis

SQ Marzeptacog alfa "MarzAA" – (rFVIIa)
Hem A or B w/ Inh – ToB

FVIID/Glanzmann/Hemlibra – ToB

SQ Dalcinonacog alfa "DalcA"
Hem B (rFIX)

FIX-Gene Therapy
Hem B (CB 2679d-GT)

Complement

IVT CB 2782-PEG Biogen
Anti-C3 protease for Dry AMD

SQ systemic complement inhibitors – CB DC


R
PC
P1/2
P2
P3

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Investment highlights Novel subcutaneous factors with orphan drug designation, MarzAA & DalcA – P2 efficacy in prophylaxis studies complete Multibillion-dollar market opportunities Strong balance sheet, $117.4 M cash – Q2 Anti-C3 Dry AMD with Biogen SQ systemic complement regulator research program Experienced team 177 worldwide patents CBIO retains full ownership of all compounds © Catalyst Biosciences

Addressing unmet needs in rare bleeding disorders SQ treatment of episodic bleeding and prophylaxis – $4B+ market Hemophilia A w/ Inhibitors MarzAA & DalcA Hemophilia B Prophylaxis Hemophilia B w/ Inhibitors Hemophilia A Factor VII Deficiency Glanzmann Thrombasthenia Acquired Hemophilia © Catalyst Biosciences

Marzeptacog alfa (activated): MarzAA rFVIIa Addresses a clear unmet need in hemophilia & other bleeding disorders P129A T128N M298Q Q286R Increased procoagulant activity Four amino acid substitutions + Multiple advantages over NovoSeven RT + 9-fold higher activity vs NovoSeven RT + Potency allows for SQ dosing Only SQ bypass agent for on demand treatment + Small volume SQ administration + Improved bioavailability + Prolonged half-life Orphan Drug Designation in US and EU © Catalyst Biosciences

MarzAA Phase 2 demonstrates efficacy with daily prophylaxis Annualized bleed rate n = 9 Proportion of days with bleeding n = 9 19.8 12.3% 1.6, p = 0.009    0.8%, p = 0.009    6 m pre-treatment On treatment 6 m pre-treatment On treatment Mahlangu et al. EAHAD 2020 + Greater than 90% reduction in all bleeding – Median ABR = 0 + 7 of 9 subjects had no bleeding at final dose level + Safe & well tolerated, ~1% ISR (6/517 doses) & no ADA

Current bypass agents require multiple IVs over the course of hours Patients identify a need for an easy to administer treatment to stop bleeds quickly NovoSeven 6 Hours + Patients reported needing an average of 6 hours and 3 injections of NovoSeven to resolve bleeds, with certain bleeds requiring up to or longer than 72 hours to resolve bleeding episodes1,2,3 Hours “I have trouble securing a vein for IV administration due to the fact that my veins are very scarred from years of IV injections. My veins are prone to collapse.”—Hemophilia Patient “Wish we could do [treatment of a bleed] via something outside of IV, we would love the convenience of a subcutaneous administration.”—Hemophilia Patient Source: 1NovoSeven PI Rev 7/2020; 2Adivo Associates market research; 3Catalyst Biosciences market research. Data on file © Catalyst Biosciences

SQ treatment of a bleed is a large commercial opportunity

Global NovoSeven sales breakdown by indication (2019)


$139M
$63M
$93M
$81M
$263M
$578M
$1.22B
Hem A Inh (47%)
Hem B Inh (11%)
Other (22%)
FVII Def (5%)
Glanzmann (7%)
AHA (8%)

SQ MarzAA has a superior profile

- Faster & easier to administer *vs* N7 dosed every 2 hours IV
- MarzAA half-life ~8x longer than N7
- 9-fold higher activity *vs* N7
- Potential to reduce rebleeding
- Stops bleeding in multiple preclinical models
- Can be combined with Hemlibra *in vitro* without increased thrombogenicity
- Potential for prophylaxis
- Ideal for pediatrics and patients with venous access issues

Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file

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MAA-102: PK MarzAA levels support SQ treatment of a bleed    + Target of 24-120 ng/mL to treat a bleed is based on continuous infusion levels of NovoSeven for surgery + Target levels are rapidly achieved + 25% and 50% of Cmax at 1 and 2 hours, respectively + Dose-proportional increases in Cmax and AUC + Target levels can be maintained for 18 hours with a single SQ dose of 60 ìg/kg + Multiple dosing cohorts completed ï,§ 60 ìg/kg every 3 hours; twice and thrice + No ADA Neuman et al. ISTH 2020 © Catalyst Biosciences

Crimson 1 Phase 3 study: Treatment of episodic bleeding

Hemophilia A or B with inhibitors


N = 30
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds per patient
130 bleeds per sequence
SOC IV
1-3 doses
≤5 bleeds per patient
114 bleeds per sequence
N = 30
SOC IV
1-3 doses
≤5 bleeds per patient
130 bleeds per sequence
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds per patient
114 bleeds per sequence

- **Primary endpoint**
  Non-inferior hemostatic efficacy: standard 4-point scale
- **Secondary endpoints**
  Time to bleed resolution; number of doses; rescue meds
- **Safety**
  Adverse events, anti-drug antibodies (ADA); thrombosis

Statistics

+ **SOC estimate 85%**
  Excellent/good treatment of bleeds
+ Non-inferiority margin of **12%**
+ **2.5%** significance, one-sided
+ **90%** power

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MAA-202 Phase 1/2 study design FVII deficiency, Glanzmann thrombasthenia and HA on Hemlibra: N = 8 each Phase 1 PK MarzAA IV each cohort Single dose MarzAA SQ Single dose escalation Multiple dose Q3H Phase 2 ToB MarzAA SQ 1-3 doses FVIID ≥30 bleeds GT ≥30 bleeds HA ≥15 bleeds • Phase 1 Primary endpoints: Pharmacokinetics Secondary endpoints: Pharmacodynamics • Phase 2 ToB Primary endpoints: Hemostatic efficacy at 24 hours Secondary endpoints: Effective hemostasis at successive timepoints; doses needed; rescue meds Safety: Adverse events and ADA © Catalyst Biosciences

MarzAA clinical development plan for treatment of bleeds Large commercial opportunity across multiple rare bleeding disorders Initiate P3 Crimson 1 study in Q4 2020 HA/HB with inhibitors Initiate P1/2 study MAA 202 in Q4 2020 FVII deficiency, Glanzmann thrombasthenia, Hemlibra breakthrough bleeds Data expected in 2021 & 2022 © Catalyst Biosciences

Dalcinonacog alfa: novel FIX replacement for SQ delivery


R318Y
Resistance to antithrombin
T343R
R338E
Increased FVIIIa affinity & procoagulant activity

Three amino acid substitutions

+ Increased catalytic activity
+ Higher affinity for FVIIIa
+ Resistance to antithrombin inhibition
+ 22-fold increased potency *vs* BeneFIX

Differentiated from marketed IV FIXs

+ Small volume SQ administration
+ Enhanced pharmacokinetics with prolonged half-life
+ Excellent extravascular distribution
+ Potential to maintain continuous protective levels

Orphan drug designation in US & EU

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Dalcinonacog alfa Phase 2b SQ clinical trial Trial completed Endpoint achieved with steady state FIX activity levels >12% Initial 35 min post-IV DalcA IV DalcA SQ 50 IU/kg 100 IU/kg Daily SQ dosing to Day 28 DalcA SQ 100 IU/kg Wash-out Daily FIX activity levels measured for 5 days + Primary endpoint: Steady state FIX activity level above 12% with daily dosing + Secondary endpoints: safety including weekly ADA testing, pharmacokinetics, pharmacodynamics, bleeding events    + 6 severe Hemophilia B subjects dosed + Rare propeptide mutation excluded + HLA profile associated with nAb risk was excluded © Catalyst Biosciences

Dalcinonacog alfa Phase 2b SQ clinical trial Trial completed Endpoint achieved with steady state FIX activity levels >12% Initial 35 min post-IV DalcA IV DalcA SQ 50 IU/kg 100 IU/kg Daily SQ dosing to Day 28 DalcA SQ 100 IU/kg Wash-out Daily FIX activity levels measured for 5 days + Primary endpoint: Steady state FIX activity level above 12% with daily dosing + Secondary endpoints: safety including weekly ADA testing, pharmacokinetics, pharmacodynamics, bleeding events    + 6 severe Hemophilia B subjects dosed + Rare propeptide mutation excluded + HLA profile associated with nAb risk was excluded © Catalyst Biosciences DalcA P2b demonstrated proof of safety and efficacy Target levels >12% achieved with 100 IU/kg dosing for 28 days Factor IX Activity (%) Days—Wash Out Level Target + Dosed 6 severe HB subjects ï,§ Subject 102 withdrew on Day 7 + Steady state FIX levels up to 27% achieved after 14 days + No breakthrough bleeds + No neutralizing ADAs + Consistent PK profiles + Terminal half-life is 2.5—5.1 days © Catalyst Biosciences

Dalcinonacog alfa Potential to provide effective SQ prophylaxis for individuals with Hemophilia B Phase 2b trial complete Protective therapeutic FIX activity levels achieved No bleeding events during treatment indicates effective prophylaxis No SAEs, systemic hypersensitivity, nAb Mild to moderate ISR primarily with initial injections – transient & self-limiting Long half-life – potential for lower dose/reduced dosing frequency © Catalyst Biosciences

Catalyst’s CB 2679d—gene therapy Limitations of 1st generation GTs create an opportunity AAV serotype - High vector doses needed to achieve stable expression—Preexisting neutralizing antibodies to the capsids limit efficacy & eligible patients—Variable tissue tropism can limit effectiveness Durability + FIX transgenes encode the Padua high-activity FIX variant—Gene therapies have yet to demonstrate durable and clinically meaningful FIX expression 5 years post-infusion—FIX activity has decreased over time © Catalyst Biosciences

CB 2679d-GT for hemophilia B


Engineered Capsid
Novel Transgene
Lower AAV Dose

FIX Transgene	AAV Capsid	Study Dose (vg/kg)	FIX Activity (U/mL)
CB 2679d-GT	**Novel Chimeric**	**8.0×10^{10}**	**20**
Padua	TAK-748*	7.4×10^{11}	20
Padua	TAK-748*	7.4×10^{10}	1

*Weiller *et al.* (2019) *Blood* Vol. 134, Supplement S1 P4633

Stanford University — License & sponsored research agreement

CB 2679d-GT has a superior profile *vs.* Padua in preclinical studies

- Stable high activity levels with a vector dose reduced 10-fold in a mouse hemophilia B mode
- 4 to 5-fold reduction in bleeding time when compared to the Padua transgene in mice
- Potential for an improved efficacy & safety

Achieved high initial FIX levels in NHPs

- Presented at World Federation of Hemophilia Virtual Summit 2020 (June 19, 2020)
- Additional vector optimization & dose ranging studies ongoing

Wholly-owned & issued patents covering gene therapy

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Targeting complement – a pathway regulated by proteases Dysregulated complement activity is associated with a broad range of disorders and a logical fit for our protease platform Antigen    Classical    antibody    pathway complexes Lectin Pathogen pathway surfaces Activating    Alternate surfaces and    pathway C3 tick-over CB 2782-PEG Targeting C3 blocks downstream complement Immune response inflammation Membrane attack complex (MAC) Autoimmune diseases Inflammatory diseases Multiple rare diseases © Catalyst Biosciences

CB 2782-PEG: Complement factor 3 (C3) cleaving protease Geographic atrophy in dry AMD can result in blindness + Geographic atrophy is an advanced stage of dry age-related macular degeneration (dAMD) + Dry AMD affects ~1M people in the US and over 5M worldwide + Global market estimated at >$5B + C3 is the only clinically (randomized P2) validated target for the treatment of dAMD + No currently approved therapy    Sources: National Eye Institute. Facts About Age-Related Macular Degeneration, Tufail 2015, The Eye Diseases Prevalence Research Group 2004, GlobalData © Catalyst Biosciences

CB 2782-PEG long acting anti-C3 protease Best-in-class anti-C3 profile for dry AMD with dosing every 3 to 4 months Non-Human Primates C3 Concentration (nM) Time (days) CB 2782-PEG Concentration (nM) Human Modeling (nM) Concentration C3    Time (days) Predicted >90% elimination of C3 at 4 months © Catalyst Biosciences

CB 2782-PEG long acting anti-C3 protease Best-in-class anti-C3 profile for dry AMD + Generated from Catalyst’s proprietary protease engineering platform + Potent, selective and long acting anti-C3 protease that degrades C3 into inactive fragments + Preclinical NHP PK & PD data* predict best-in-class human intravitreal dosing three or four times a year    Biogen collaboration + Announced December 19, 2019 + $15M upfront, up to $340M in milestones and tiered royalties up to low double digits + Catalyst to perform fully funded pre-clinical and manufacturing activities + Biogen responsible for IND-enabling activities, worldwide clinical development & commercialization    *Furfine et al. ARVO 2019 © Catalyst Biosciences

CB 4332 SQ long-acting systemic complement regulator Non-human primate PK supports weekly SQ dosing in humans level Plasma Parent Molecule Functional Improvements Days Expanding the complement portfolio + Leverages Catalyst’s proprietary protease engineering platform + Designed for SQ administration & improved bioavailability + Simple & efficient production process + Program update in Q4 © Catalyst Biosciences

Milestones – 2020

Q1 2020	Q2 2020	Q3 2020	Q4 2020
EoP2	ToB PK/PD	MAA-102 data	Enroll pivotal P3
Interim P2b	Final P2b	Population PK	Initiate P1/2 in FVII deficiency, Glanzmann Thrombasthenia, and Hemlibra patients
NextGen vector	NHP efficacy	Biogen	Initiate pivotal NHP study
Biogen	Biogen		Biogen
			Development candidate

- MarzAA (FVIIa)
- DalcA (FIX)
- CB 2679d-GT (FIX gene therapy)
- CB 2782-PEG (dAMD)
- CB DC (Systemic complement)

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Team Nassim Usman, Ph.D. President & CEO 28 years in biotech Clinton Musil, M.B.A Chief Financial Officer 16 years in biotech & investing/banking Howard Levy, M.B.B.Ch., Ph.D. Chief Medical Officer 20 years in hematology Grant Blouse, Ph.D. SVP Translational Research 13 years in biotech Jeffrey Landau, M.B.A. SVP Business Development 18 years in biotech Anju Chatterji, Ph.D. SVP Biologics Development & Manufacturing 19 years in biotech © Catalyst Biosciences

Summary Disruptive approach to billion-dollar markets – protease engineering platform FVIIa: SQ MarzAA ~$2.2B market + P1 PK/PD & preclinical data supports ToB + P2 efficacy & safety demonstrated + P3 patient enrollment in Q4 2020 FIX: SQ DalcA >$1.8B market + Phase 2b efficacy & safety demonstrated + Potential for less frequent dosing FIX Gene Therapy: CB 2679d-GT + Proprietary preclinical gene therapy asset with superior activity vs current clinical constructs with lower doses Anti-C3 dAMD: IVT CB 2782-PEG >$5B market + Biogen collaboration + $15M upfront, up to $340M in milestones, up to low double digits tiered royalties SQ systemic complement inhibitor program + Large $B+ rare disease opportunity + Multiple indications & applications + 1st development candidate in Q4 2020 Well capitalized + Cash runway into 2022 © Catalyst Biosciences

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